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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 5, 2004


                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                           0-23336              95-4302784
(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)


 632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK                        10012
   (Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 654-2107



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 4, 2004, we entered into an agreement settling the litigation brought against us in the Tel-Aviv, Israel district court by I.E.S. Electronics Industries, Ltd. ("IES Electronics") and certain of its affiliates in connection with our purchase of the assets of our IES Interactive Training, Inc. from IES Electronics in August 2002. The litigation had sought monetary damages in the amount of approximately $3 million.

         Pursuant to the terms of the settlement agreement, in addition to agreeing to dismiss their lawsuit with prejudice, IES Electronics agreed (i) to cancel our $450,000 debt to them that had been due on December 31, 2003, and
(ii) to transfer to us title to certain certificates of deposit in the approximate principal amount of $112,000. The parties also agreed to exchange mutual releases. A summary of the settlement agreement is attached hereto as
Exhibit 99.1 hereto, and incorporated herein by reference. The above description of the terms of the Agreement and of this transaction is qualified in its entirety by reference to Exhibit 99.1.

         In  consideration  of the foregoing,  we are issuing to IES Electronics
(i) 450,000 shares of our common stock, and (ii) five-year warrants to purchase up to an additional 450,000 shares of our common stock at a purchase price of $1.91 per share. The last reported sale price for our common stock on February 4, 2004 as quoted on the Nasdaq National Market was $1.70 per share. Based on the closing price of our stock on the date of the agreement, and without placing a value on the warrant (the exercise price of which was above such closing price), the expense of this settlement to us was approximately $200,000, which we estimated to have been the approximate costs of the legal fees to defend this action.

         These securities were issued under a prospectus supplement dated February 5, 2004 and filed with the SEC on that same date. The opinion of Lowenstein Sandler PC filed as Exhibit 5.1 herewith relates to the validity of the shares of Common Stock to be issued by us pursuant to the prospectus supplement.

         In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; significant future capital requirements; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits - The following documents are filed as exhibits to this report:


      EXHIBIT
      NUMBER                   DESCRIPTION
      ------                   -----------

         4.1 Common Stock Purchase Warrant issued to I.E.S. Electronics Industries, Ltd.

         5.1      Legal Opinion of Lowenstein Sandler PC

         99.1     Settlement Agreement with I.E.S. Electronics Industries,  Ltd.
                  dated  February  4,  2004  [ENGLISH   SUMMARY  OF  THE  HEBREW
                  ORIGINAL]



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AROTECH CORPORATION
                                       (REGISTRANT)

                                       By: /s/ Robert S. Ehrlich
                                           -------------------------
                                           Name:   Robert S. Ehrlich
                                           Title:  Chairman, President and CEO

Dated: February 5, 2004


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                                  EXHIBIT INDEX

         The following exhibits are filed with the Current Report on Form 8-K.


      EXHIBIT
      NUMBER                   DESCRIPTION
      ------                   -----------

         4.1 Common Stock Purchase Warrant issued to I.E.S. Electronics Industries, Ltd.

         5.1      Legal Opinion of Lowenstein Sandler PC

         99.1     Settlement Agreement with I.E.S. Electronics Industries,  Ltd.
                  dated  February  4,  2004  [ENGLISH   SUMMARY  OF  THE  HEBREW
                  ORIGINAL]